June 30

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022 (May 13, 2022)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8401 McClure Drive

Fort Smith, Arkansas 72916

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	ARCB	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 13, 2022, ArcBest Corporation (the “Company”) and its wholly-owned subsidiary ArcBest Funding LLC (the “Borrower”), amended its existing revolving accounts receivable securitization facility pursuant to a second amendment (the “Amendment”) to its Third Amended and Restated Receivables Loan Agreement, dated as of June 9, 2021, as amended on December 2, 2021 (the “Loan Agreement”), by and among the Borrower, ArcBest II, Inc., as servicer, the financial institutions party thereto from time to time, as lenders (the “Lenders”), the financial institutions party thereto from time to time, as facility agents (the “Facility Agents”), and The Toronto-Dominion Bank, as letter of credit issuer (“LC Issuer”) and as agent and administrator for the Lenders, the Facility Agent and the LC Issuer (the “Administrative Agent”).

Effective as of the date of the Amendment, the Amendment, among other things, (i) increases the Delinquency Ratio, Default Ratio, and the Accounts Receivable Turnover Ratio (each as defined in the Loan Agreement) at the end of any Calculation Period (as defined in the Loan Agreement), (ii) increases the Delinquency Ratio, Default Ratio, and the Accounts Receivable Turnover Ratio (each as defined in the Loan Agreement) at the end of any Special Calculation Period (as defined in the Loan Agreement), (iii) adds language addressing the potential inclusion of receivables originated by MoLo Solutions, LLC, and (iv) replaces LIBOR-based interest pricing conventions with SOFR-based interest pricing conventions. The facility ratios were adjusted to accommodate revenue growth and customer demand for integrated logistics solutions, which have resulted in an increased proportion of total revenues generated by the Company’s Asset-Light operations. The growth in Asset-Light revenues was accelerated by the November 2021 acquisition of MoLo Solutions, LLC. Collection periods are generally longer for Asset-Light business.

The foregoing description is qualified in its entirety by reference to the Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

10.1

Second Amendment to Third Amended and Restated Receivables Loan Agreement, dated as of May 13, 2022, by and among ArcBest Funding LLC, as Borrower, ArcBest II, Inc., as Servicer, the financial institutions party thereto from time to time, as Lenders, the financial institutions party thereto from time to time, as Facility Agents, and The Toronto-Dominion Bank, as LC Issuer and Administrative Agent

104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Se

ARCBEST CORPORATION

(Registrant)

Date:	May 17, 2022	/s/ Michael R. Johns
Michael R. Johns
Vice President – General Counsel
and Corporate Secretary